                                Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated Agreement and Declaration of Trust, dated March
26, 2004.

EX-99.b     Amended and Restated Bylaws,  dated March 26, 2004 (filed as Exhibit
b to Post-Effective  Amendment No. 19 to the Registration Statement on Form N-1A
of American Century  International  Bond Funds, File No. 33-43321,  on April 29,
2004 and incorporated herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's  Amended and Restated Agreement and Declaration of Trust,  included as Exhibit (a) herein,  and Article II, Article VII, Article VIII and Article IX
of  Registrant's  Amended and  Restated  Bylaws,  incorporated  by  reference as
Exhibit (b) herein.

EX-99.d     Amended and Restated  Management  Agreement between American Century
California   Tax-Free  and  Municipal  Funds  and  American  Century  Investment
Management, Inc., dated August 1, 2004.

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust,  File No. 2-91229,  on September 30, 2002, and
incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
on December 23, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of  American  Century  Strategic  Asset  Allocations,  Inc.,  File No.
33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective  Amendment No. 104 to the Registration Statement
on Form N-1A of  American  Century  Mutual  Funds,  Inc.  File No.  2-14213,  on
February 26, 2004, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Amended and Restated  Distribution  Agreement
with American  Century  Investment  Services,  Inc., dated May 1, 2004 (filed as
Exhibit e5 to Post-Effective  Amendment No. 35 to the Registration  Statement on
Form  N-1A of  American  Century  Quantitative  Equity  Funds,  Inc.,  File  No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Amended and Restated  Distribution  Agreement
with American  Century  Investment  Services,  Inc.,  dated as of August 1, 2004
(filed as  Exhibit e6 to  Post-Effective  Amendment  No. 24 to the  Registration
Statement on Form N-1A of American Century  Investment Trust, File No. 33-19589,
on July 29, 2004, and incorporated herein by reference).

EX-99.e7    Amendment No. 6 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated as of September 30, 2004
(filed as  Exhibit e7 to  Post-Effective  Amendment  No. 20 to the  Registration
Statement on Form N-1A of American Century  Strategic Asset  Allocations,  Inc.,
File No. 33-79482, on September 29, 2004, and incorporated herein by reference).

EX-99.g1    Master  Agreement  with Commerce  Bank N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement on Form N-1A of American Century Variable Portfolios
II, Inc., File No.  333-46922,  on January 9, 2001, and  incorporated  herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement on Form N-1A of American Century
Government  Income Trust,  File No. 2-99222,  on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated June 29,  1998  (filed as Exhibit  b9b to
Post-Effective  Amendment No. 23 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998,
and incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment No. 30 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-82734, on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  on July 31, 2001,
and incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170,  on November 30, 2001, and
incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  on June 28, 2002, and
incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h9 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust,  File No. 2-91229,  on September 30, 2002, and
incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective  Amendment  No. 4 to the  Registration  Statement on Form N-1A of
American Century Variable  Portfolios II, Inc., File No. 333-46922,  on December
23, 2002, and incorporated herein by reference).

EX-99.h9    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust,  File No.  2-94608,  on January  30,  2004,  and  incorporated  herein by reference).

EX-99.h10   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of American  Century Asset Allocation  Portfolios,  Inc.,
File  No.  333-116351,   on  September  1,  2004,  and  incorporated  herein  by
reference).

EX-99.i     Opinion and Consent of Counsel to be filed by amendment.

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, to be filed by amendment.

EX-99.j2    Power of  Attorney,  dated  March 1, 2004  (filed as  Exhibit  j2 to
Post-Effective  Amendment No. 34 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on March 1,
2004, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated March 1, 2004 (filed as Exhibit j3 to
Post-Effective  Amendment No. 34 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on March 1,
2004, and incorporated herein by reference).

EX-99.m1    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment No. 35 to the Registration  Statement on Form N-1A of American Century
Target Maturities  Trust, File No. 2-94608,  on April 17, 2001, and incorporated herein by reference).

EX-99.m2    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated August 1, 2001 (filed as Exhibit m5 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American  Century  Government  Income Trust, on July 31, 2001, File No. 2-99222,
and incorporated herein by reference).

EX-99.m3    Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century  Investment Trust on November 30, 2001, File No. 33-65170,  and
incorporated herein by reference).

EX-99.m4    Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American  Century  Investment  Trust on June 28, 2002,  File No.  33-65170,  and
incorporated herein by reference).

EX-99.m5    Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A
of American Century  Municipal Trust,  File No. 2-91229,  on September 30, 2002,
and incorporated herein by reference).

EX-99.m6    Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of
the Registrant,  File No. 2-91229, on February 26, 2004, and incorporated herein by reference).

EX-99.m7    Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  on April
29, 2004, and incorporated herein by reference).

EX-99.m8    Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free  and  Municipal  Funds,  File No.  2-82734,  on October  1,  2002,  and
incorporated herein by reference).

EX-99.m9    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated February 27, 2004 (filed as Exhibit
m18 to  Post-Effective  Amendment No. 104 to the Registration  Statement on Form
N-1A of American Century Mutual Funds,  Inc., File No. 2-14213,  on February 26,
2004, and incorporated herein by reference).

EX-99.m10   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2004 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free  and  Municipal  Funds,  File No.  2-82734,  on October  1,  2002,  and
incorporated herein by reference).

EX-99.m11   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated February 27, 2004 (filed as Exhibit
m20 to  Post-Effective  Amendment No. 104 to the Registration  Statement on Form
N-1A of American Century Mutual Funds,  Inc., File No. 2-14213,  on February 26,
2004, and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  on Form N-1A of the  Registrant,  File No.  2-82734,  on December 17,
2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91229, on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement on Form N-1A of American  Century  Strategic  Asset
Allocations,  Inc.,  File No.  33-79482,  on August 28, 2003,  and  incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the  Registration  Statement on Form N-1A of American  Century  Mutual Funds,
Inc.,  File No.  2-14213,  on February  26,  2004,  and  incorporated  herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement  on Form N-1A of American  Century  Quantitative  Equity
Funds,  Inc., File No. 33-19589,  on April 29, 2004, and incorporated  herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the Registration  Statement on Form N-1A of American Century  Investment  Trust,
File No. 33-65170, on August 1, 2004, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective  Amendment
No. 20 to the Registration  Statement on Form N-1A of American Century Strategic
Asset  Allocations,  Inc.,  File  No.  33-79482,  on  September  29,  2004,  and
incorporated herein by reference).

EX-99.p     American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A of
American  Century Asset Allocation  Portfolios,  Inc., File No.  333-116351,  on
August 30, 2004, and incorporated herein by reference).